DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on the Dreyfus Massachusetts Intermediate Municipal Bond Fund for its fiscal year ended March 31, 1997. Your Fund produced a total return including bond price changes and interest income of 3.98%.*
THE ECONOMY
      Reacting to an economy which reflects strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year, when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
      Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
      Looking at the economy more generally, factory production _ particularly the durable goods sector has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
      Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten credit without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
      After peaking during the summer of 1996, interest rates fell significantly during the fall. The economic growth that was evident during the year did not translate into anticipated higher inflation and enabled the market to rally. The municipal market has seen considerable volatility during the first quarter of 1997 and the recent Fed tightening once again moved rates to levels that were seen last July. Initially it was assumed that most of the Fed move had been priced into the municipal market, but the market continues to erode, looking toward the possibility of another tightening in May. The rate increase has most adversely affected the taxable market, and municipals have outperformed Treasuries during recent downturns. Over the past quarter, the municipal market has been able to absorb a significant supply calendar, amounting to approximately $37.0 billion. As the stock market's pace begins to slow, we believe that renewed attention may be directed to the municipal market by investors.
PORTFOLIO OVERVIEW
      One result of the current rising rate environment is the flattening of the yield curve. Rate changes in the intermediate sector have caused a compression in the middle of the curve, where the yield reduction between successive years has moved from 10 basis points to 5 basis points. For issues maturing in 2008 and beyond, the curve has maintained the normal spread relationship and currently remains the more attractive sector, affording the investor yields that are competitive with the long end of the market without extending and incurring too much added volatility. During the year, the Fund consolidated its holdings during this time period and reduced the position in discount bonds (bonds trading substantially below their face value) and shortened its duration. The Fund currently holds a sizable position in high coupon bonds, which should act as a buffer as rates rise. We anticipate that as rates rise, the market will provide us with opportunities to purchase discount paper at attractive levels and extend duration; however, we believe rates will rise further before we reach that point, and we will continue to maintain a defensive stance for the immediate future. The demand for in-state paper continues to be strong and the recovery in the Massachusetts economy that began several years ago continues to match national trends.
                                  Very truly yours,

                      [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
April 17, 1997
New York, N.Y.

*    Total return included reinvestment of dividends and any capital gains paid.


DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND        MARCH 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX
[Exhibit A:
$13,800
Lehman Brothers
10-Year Municipal
Bond Index*
Dollars
$13,051
Dreyfus Massachusetts
Intermediate Municipal
Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
               One Year Ended                      From Inception (6/26/92)
               March 31, 1997                         to March 31, 1997
            ____________________                   _______________________
                   3.98%                                    5.75%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Massachusetts Intermediate Municipal Bond Fund on 6/26/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 6/30/92 is used as the beginning value on 6/26/92. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Massachusetts municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                    MARCH 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments_100.0%                                                                 Amount           Value
                                                                                                       _______         ______
Massachusetts_93.9%
Arlington 5%, 8/15/2001.....................................................                     $     200,000    $   202,374
Attleboro:
    5.50%, 1/15/2001........................................................                           400,000        408,316
    5.70%, 1/15/2002........................................................                           400,000        411,076
    5.90%, 1/15/2004........................................................                           325,000        337,844
    6%, 1/15/2005...........................................................                           345,000        360,214
Boston:
    6.10%, 7/1/1999 (Insured; MBIA).........................................                           250,000        258,963
    6.20%, 7/1/2002.........................................................                           865,000        918,682
    Refunding 5.20%, 2/1/2004 (Insured; AMBAC)..............................                           500,000        506,705
    Revenue, Refunding (Boston City Hospital):
      5.45%, 2/15/2004 (Insured; FHA).......................................                           500,000        501,950
      5.45%, 8/15/2004 (Insured; FHA).......................................                           210,000        210,819
      5.55%, 2/15/2005 (Insured; FHA).......................................                           295,000        296,336
Brockton, Refunding:
    5.60%, 6/1/2001 (Insured; AMBAC)........................................                           255,000        263,527
    5.70%, 6/1/2002 (Insured; AMBAC)........................................                           260,000        270,517
Brookline 5.20%, 9/1/2003...................................................                           500,000        508,840
Dartmouth 4.90%, 5/1/2002...................................................                           200,000        201,828
Fall River, Refunding 5.25%, 6/1/2010 (Insured; MBIA).......................                         1,000,000        970,340
Haverhill 6.30%, 6/15/2002..................................................                           100,000        104,303
Holyoke, Refunding:
    6.10%, 11/1/1998........................................................                           190,000        195,024
    6.20%, 11/1/1999........................................................                           100,000        103,703
Lawrence:
    5%, 9/15/2002...........................................................                         1,030,000      1,034,367
    4.625%, 2/15/2005.......................................................                         1,190,000      1,150,290
Lowell:
    5.60%, 4/1/2005 (Insured; FSA)..........................................                         1,530,000      1,577,721
    5.30%, 12/15/2010 (Insured; AMBAC)......................................                         1,000,000        975,200
Ludlow 6.90%, 10/15/2003....................................................                           100,000        111,279
Lynn, Refunding:
    4.90%, 1/15/2005 (Insured; FSA).........................................                         1,210,000      1,192,152
    5%, 1/15/2006...........................................................                         1,185,000      1,168,765
Massachusetts Bay Transportation Authority, Refunding
    (General Transportation System):
      6%, 3/1/2005..........................................................                         1,000,000      1,057,640
      6%, 3/1/2006..........................................................                         1,250,000      1,315,400
Massachusetts Commonwealth:
    Consolidated Loan:
      5.75%, 5/1/2003.......................................................                           500,000        521,165
      5.30%, 7/1/2006.......................................................                         1,750,000      1,764,490

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       MARCH 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount           Value
                                                                                                       _______         ______
Massachusetts (continued)
Massachusetts Commonwealth (continued):
    Refunding:
      5.40%, 11/1/2006......................................................                      $  2,000,000   $  2,032,060
      6%, 8/1/2010 (Insured; AMBAC).........................................                         1,500,000      1,583,895
Massachusetts Education Loan Authority, Education Loan Revenue
    7.55%, 1/1/2002 (Insured; MBIA).........................................                           745,000        797,768
Massachusetts Educational Financing Authority, Education Loan Revenue,
Refunding
    5.70%, 7/1/2011 (Insured; AMBAC)........................................                         1,880,000      1,858,869
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Bentley College) 5.50%, 7/1/2003 (Insured; MBIA).......................                           500,000        514,725
    (Brigham and Womens Hospital) 4.90%, 7/1/2005...........................                         1,840,000      1,798,858
    (Cape Cod Health System)
      5%, 11/15/2002 (Insured; College Construction Loan Insurance Association)                      1,000,000      1,007,000
    (Central New England Health System) 5.75%, 8/1/2003.....................                         1,000,000        952,850
    (Faulkner Hospital) 5.75%, 7/1/2003.....................................                         1,850,000      1,860,415
    (New England Medical Center Hospitals) 4.90%, 7/1/2006 (Insured; MBIA)..                         1,365,000      1,338,956
    (Refunding_Baystate Medical Center) 4.90%, 7/1/2005 (Insured; FGIC).....                         1,000,000        984,210
    (Refunding_Massachusetts General Hospital):
      4.85%, 7/1/2004 (Insured; AMBAC)......................................                         1,000,000        987,910
      6%, 7/1/2004 (Insured; AMBAC).........................................                         1,875,000      1,985,925
    (Refunding_Melrose-Wakefield Hospital):
      5.50%, 7/1/1999.......................................................                           200,000        202,426
      5.80%, 7/1/2001.......................................................                           100,000        102,119
    (University of Massachusetts Medical School Research Project)
      5.30%, 7/1/2002 (Insured; College Construction Loan Insurance Association)                       400,000        408,036
Massachusetts Housing Finance Agency:
    (Holy Cross College-11) 6%, 11/1/2002...................................                           100,000        105,737
    Housing Projects, Refunding:
      5.20%, 4/1/2000.......................................................                           800,000        812,992
      6.30%, 10/1/2013......................................................                         2,000,000      2,054,280
Massachusetts Industrial Finance Agency, Revenue:
    (Refunding_Combined Jewish Philanthropies) 5.65%, 2/1/2003 (Insured; AMBAC)                        795,000        825,083
    (Refunding_Refusetech, Inc. Project) 6.15%, 7/1/2002....................                         1,800,000      1,847,592
Massachusetts Municipal Wholesale Electric Co., Power Supply Systems Revenue:
    5.875%, 7/1/2003........................................................                           500,000        518,845
    Refunding:
      6.30%, 7/1/2001.......................................................                           100,000        104,991
      6.40%, 7/1/2002.......................................................                           100,000        106,006
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement
Revenue
    (Pool Loan Program) 5.70%, 2/1/2012.....................................                         2,260,000      2,274,170
Milford 5.10%, 12/15/2010...................................................                         1,300,000      1,246,063
New Bedford 5.60%, 3/1/2003.................................................                           600,000        606,582

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      MARCH 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______         ______
Massachusetts (continued)
New England Education Loan Marketing Corp., Student Loan Revenue:
    6%, 3/1/2002............................................................                     $     500,000    $   517,790
    6.60%, 9/1/2002.........................................................                           100,000        106,675
    6.90%, 11/1/2009........................................................                         1,000,000      1,077,260
North Andover:
    6.50%, 11/1/2004........................................................                           300,000        326,685
    6.55%, 11/1/2005........................................................                           300,000        326,718
North Reading, Refunding 6.40%, 6/15/2002 (Insured; MBIA)...................                           200,000        215,092
Pioneer Valley Transit Authority, COP 5.70%, 2/1/2003 (Insured; CGIC).......                         1,240,000      1,286,847
Plymouth County, COP 6.50%, 10/1/2001.......................................                           200,000        210,722
Springfield:
    4.90%, 1/15/2002 (Insured; MBIA)........................................                           850,000        853,358
    Refunding:
      6%, 9/1/2001..........................................................                           500,000        515,580
      4.90%, 9/1/2002 (Insured; MBIA).......................................                           515,000        517,287
Swansea 6.60%, 1/15/2005....................................................                           100,000        107,975
Taunton 5.25%, 7/15/2002 (Insured; AMBAC)...................................                           100,000        102,424
Webster 6.50%, 9/1/2005 (Insured; AMBAC)....................................                           310,000        333,002
Westford, Refunding 5%, 10/15/2004 (Insured; AMBAC).........................                           795,000        800,191
Weymouth 6%, 6/15/2001......................................................                           100,000        103,895
Woods Hole, Marthas Vineyard & Nantucket 6.10%, 3/1/2005....................                           690,000        728,116
Worcester:
    5.80%, 8/1/1998.........................................................                           200,000        203,912
    5.80%, 8/1/1999.........................................................                           250,000        256,048
    6%, 8/1/2003............................................................                           545,000        567,628
U. S. Related_6.1%
Guam Airport Authority, Revenue 6%, 10/1/2000...............................                         1,100,000      1,124,310
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue, Refunding:
      5.875%, 7/1/1999......................................................                           100,000        102,666
      4.90%, 7/1/2001.......................................................                         2,500,000      2,497,350
                                                                                                                      _______
TOTAL INVESTMENTS (cost $59,969,682)........................................                                      $60,699,724
                                                                                                                      =======

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      FHA     Federal Housing Administration
CGIC          Capital Guaranty Insurance Company                 FSA     Financial Security Assurance
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (a)              or          Moody's             or         Standard & Poor's          Percentage of Value
________                           ________                       _________________          __________________
AAA                                Aaa                            AAA                               47.4%
AA                                 Aa                             AA                                 2.0
A                                  A                              A                                 36.2
BBB                                Baa                            BBB                               12.9
BB                                 Ba                             BB                                 1.5
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
(a)Fitch currently provides creditworthiness information for a limited number of investments.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      MARCH 31, 1997

                                                                                                  _____________      ___________
ASSETS:                          Investments in securities_See Statement of Investments           $59,969,682        $60,699,724
                                 Cash.......................................                                             472,649
                                 Interest receivable........................                                             830,583
                                 Prepaid expenses...........................                                               6,403
                                                                                                                         _______
                                                                                                                      62,009,359
                                                                                                                         _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            33,804
                                 Payable for shares of Beneficial Interest redeemed                                        7,068
                                 Accrued expenses...........................                                              37,724
                                                                                                                         _______
                                                                                                                          78,596
                                                                                                                         _______
NET ASSETS..................................................................                                         $61,930,763
                                                                                                                         =======
REPRESENTED BY:                  Paid-in capital............................                                         $64,394,780
                                 Accumulated net realized gain (loss) on investments                                  (3,194,059)
                                 Accumulated net unrealized appreciation (depreciation) on
                                 investments_Note 4 ..........................                                           730,042
                                                                                                                         _______
NET ASSETS..................................................................                                         $61,930,763
                                                                                                                         =======
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                           4,738,973
NET ASSET VALUE, offering and redemption price per share....................                                              $13.07
                                                                                                                         =======









SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $3,402,389
EXPENSES:                        Management fee_Note 3(a)...................                   $   390,896
                                 Shareholder servicing costs_Note 3(b)......                       102,555
                                 Professional fees..........................                        35,405
                                 Trustees' fees and expenses_Note 3(c)......                        21,164
                                 Custodian fees.............................                         7,190
                                 Registration fees..........................                         6,940
                                 Prospectus and shareholders' reports.......                         2,222
                                 Miscellaneous..............................                        18,783
                                                                                                    ______
                                       Total Expenses.......................                       585,155
                                 Less_reduction in Management Fee due to
                                     undertaking_Note 3(a)..................                       (63,961)
                                                                                                    ______
                                       Net Expenses.........................                                            521,194
                                                                                                                         ______
INVESTMENT INCOME_NET.......................................................                                          2,881,195
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $  (256,909)
                                 Net unrealized appreciation (depreciation) on investments         (96,758)
                                                                                                    ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (353,667)
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $2,527,528
                                                                                                                         ======











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  Year Ended       Year Ended
                                                                                                 March 31, 1997   March 31, 1996
                                                                                                    ________         ________
OPERATIONS:
    Investment income_net...................................................                   $   2,881,195    $   3,135,420
    Net realized gain (loss) on investments.................................                        (256,909)        (316,507)
    Net unrealized appreciation (depreciation) on investments...............                         (96,758)       2,125,130
                                                                                                     _______          _______
      Net Increase (Decrease) in Net Assets Resulting from Operations.......                       2,527,528        4,944,043
                                                                                                     _______          _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...................................................                      (2,897,434)      (3,119,181)
                                                                                                     _______          _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                       8,525,678       12,306,338
    Dividends reinvested....................................................                       2,123,797        2,284,138
    Cost of shares redeemed.................................................                     (16,477,669)     (16,789,097)
                                                                                                     _______          _______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     (5,828,194)      (2,198,621)
                                                                                                     _______          _______
          Total Increase (Decrease) in Net Assets...........................                      (6,198,100)        (373,759)
NET ASSETS:
    Beginning of Period.....................................................                      68,128,863       68,502,622
                                                                                                     _______          _______
    End of Period...........................................................                     $61,930,763      $68,128,863
                                                                                                     =======          =======
Undistributed investment income_net.........................................                          ____      $      16,239
                                                                                                     _______          _______
                                                                                                     Shares           Shares
                                                                                                     _______          _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                         648,488          933,252
    Shares issued for dividends reinvested..................................                         161,538          172,921
    Shares redeemed.........................................................                      (1,253,670)      (1,271,693)
                                                                                                     _______          _______
      Net Increase (Decrease) in Shares Outstanding.........................                        (443,644)        (165,520)
                                                                                                     =======          =======








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                             Year Ended March 31,
                                                               ______________________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of period.........              $13.15      $12.81      $12.91      $13.15      $12.50
                                                                 ____        ____        ____        ____        ____
    Investment Operations:
    Investment income_net........................                 .58         .59         .61         .67         .57
    Net realized and unrealized gain (loss)
      on investments.............................                (.08)        .34        (.08)       (.24)        .65
                                                                 ____        ____        ____        ____        ____
    Total from Investment Operations.............                 .50         .93         .53         .43        1.22
                                                                 ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net.........                (.58)       (.59)       (.61)       (.67)       (.57)
    Dividends from net realized gain on investments                 _           _        (.02)          _           _
                                                                 ____        ____        ____        ____        ____
    Total Distributions..........................                (.58)       (.59)       (.63)       (.67)       (.57)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of period...............              $13.07      $13.15      $12.81      $12.91      $13.15
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                3.98%       7.22%       4.23%       3.18%      12.05%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .80%        .75%        .49%        .06%          _
    Ratio of net investment income
      to average net assets......................                4.42%       4.45%       4.82%       4.90%       5.17%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .10%        .14%        .42%        .92%       1.59%(2)
    Portfolio Turnover Rate......................               23.45%      31.81%       9.41%       4.64%       9.66%(3)
    Net Assets, end of period (000's Omitted)....             $61,931     $68,129     $68,503     $91,248     $34,951


---------------------
(1)    From May 28, 1992 (commencement of operations) to March 31, 1993.
(2)    Annualized.
(3)    Not annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $3,048,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. The carryover does not
DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) include net realized securities losses from November 1, 1996 through March 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $432,000 of the carryover expires in fiscal 2003, $2,310,000 expires in fiscal 2004 and $306,000 of the carryover expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from April 1, 1996 through March 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $63,961 during the period ended March 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $49,246 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $37,482 during the period ended March 31, 1997.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective November 4, 1996, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $14,375,897 and $17,601,094, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $730,042, consisting of $1,075,888 gross unrealized appreciation and $345,846 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Massachusetts Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Intermediate Municipal Bond Fund at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
April 30, 1997


DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



[Dreyfus lion "d" logo]
Registration Mark
DREYFUS MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            268AR973
[Dreyfus logo]
Registration Mark
Massachusetts
Intermediate
Municipal
Bond Fund
Annual Report
March 31, 1997